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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (Date of earliest event reported) SEPTEMBER 16, 2005


                                AMERICAN EXPRESS
                              RECEIVABLES FINANCING
                                CORPORATION V LLC
                                  on behalf of
                                AMERICAN EXPRESS
                                 ISSUANCE TRUST
             (as Originator of the American Express Issuance Trust)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                 20-2007139            333-121895-02
       (State or Other         (I.R.S. Employer          (Commission
       Jurisdiction of          Identification           File Number)
       Incorporation               Number)
       or Organization)

                                200 VESEY STREET
                               MAIL STOP 01-31-12
                            NEW YORK, NEW YORK 10285
                                 (212) 640-2000
                        (Address, Including Zip Code, and
                                Telephone Number,
        Including Area Code, of Registrant's Principal Executive Offices)

                                       N/A
                   (Former Name or Former Address, if Changed
                               Since Last Report)

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. On September 16, 2005, American Express Issuance Trust supplemented its Indenture, dated as of May 19, 2005, with its Series 2005-1 Indenture Supplement, dated as of September 16, 2005. The Indenture Supplement is attached hereto as Exhibit 4.1.

                  On September 16, 2005, American Express Issuance Trust issued its $558,000,000 Class A Series 2005-1 Floating Rate Asset Backed Notes, $12,000,000 Class B Series 2005-1 Floating Rate Asset Backed Notes and $30,000,000 Class C Series 2005-1 Floating Rate Asset Backed Notes (the "SERIES 2005-1 NOTES").

                  On September 16, 2005, American Express Issuance Trust supplemented its Indenture, dated as of May 19, 2005, with its Series 2005-2 Indenture Supplement, dated as of September 16, 2005. The Indenture Supplement is attached hereto as Exhibit 4.2.

                  On September 16, 2005, American Express Issuance Trust issued its $558,000,000 Class A Series 2005-2 Floating Rate Asset Backed Notes, $12,000,000 Class B Series 2005-2 Floating Rate Asset Backed Notes and $30,000,000 Class C Series 2005-2 Floating Rate Asset Backed Notes (the "SERIES 2005-2 NOTES").



Item 9.01.        Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

         Exhibit 4.1 Series 2005-1 Indenture Supplement, dated as of September 16, 2005, supplementing the Indenture, dated as of May 19, 2005 (incorporated herein by reference to Exhibit 4.6 to Form S-3/A filed with the Securities and Exchange Commission by the American Express Issuance Trust on June 24, 2005).

         Exhibit 4.2 Series 2005-2 Indenture Supplement, dated as of September 16, 2005, supplementing the Indenture, dated as of May 19, 2005 (incorporated herein by reference to Exhibit 4.6 to Form S-3/A filed with the Securities and Exchange Commission by the American Express Issuance Trust on June 24, 2005).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                              AMERICAN EXPRESS RECEIVABLES FINANCING
                              CORPORATION V LLC,
                              as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                              By:    /s/ Maureen Ryan
                                  -------------------------------------------
                              Name:  Maureen Ryan
                              Title: Vice President and Treasurer

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                                  EXHIBIT INDEX


Exhibit                    Description
-------                    -----------

Exhibit 4.1 Series 2005-1 Indenture Supplement, dated as of September 16, 2005, supplementing the Indenture, dated as of May 19, 2005 (incorporated herein by reference to Exhibit 4.6 to Form S-3/A filed with the Securities and Exchange Commission by the American Express Issuance Trust on June 24, 2005).

Exhibit 4.2 Series 2005-2 Indenture Supplement, dated as of September 16, 2005, supplementing the Indenture, dated as of May 19, 2005 (incorporated herein by reference to Exhibit 4.6 to Form S-3/A filed with the Securities and Exchange Commission by the American Express Issuance Trust on June 24, 2005).